UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21238

Registrant Name:	PIMCO Corporate & Income Opportunity Fund

Address of Principal Executive Offices:	1633 Broadway New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau 1633 Broadway New York, NY 10019

Registrant’s telephone number, including area code:	844-337-4626

Date of Fiscal Year End:	November 30, 2014

Date of Reporting Period:	August 31, 2014

Item 1. Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

August 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 127.2%
CORPORATE BONDS & NOTES 27.5%
BANKING & FINANCE 16.4%
Ally Financial, Inc.
4.625% due 06/26/2015		$7,800	$8,014
6.250% due 12/01/2017		9,800	10,817
6.750% due 12/01/2014		1,500	1,523
Army Hawaii Family Housing Trust Certificates
5.524% due 06/15/2050		13,400	14,811
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	15,800	35,280
Fort Gordon Housing LLC
6.124% due 05/15/2051		$12,825	14,319
GMAC International Finance BV
7.500% due 04/21/2015	EUR	9,850	13,452
GSPA Monetization Trust
6.422% due 10/09/2029		$9,559	9,959
LBG Capital PLC
9.125% due 07/15/2020	GBP	400	712
12.750% due 08/10/2020		400	743
15.000% due 12/21/2019		2,000	4,781
15.000% due 12/21/2019	EUR	7,800	15,539
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		$5,000	7,375
Navient LLC
8.450% due 06/15/2018		5,000	5,831
Wachovia Capital Trust
5.570% due 09/29/2014 (c)		25,000	24,625
Western Group Housing LP
6.750% due 03/15/2057		10,600	12,953

			180,734

INDUSTRIALS 7.9%
Baylor College of Medicine
5.259% due 11/15/2046		10,000	11,364
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		2,369	2,605
7.373% due 06/15/2017		698	740
Ford Motor Co.
7.700% due 05/15/2097		48,331	62,982
Hampton Roads PPV LLC
6.171% due 06/15/2053		1,800	1,822
UAL Pass-Through Trust
7.336% due 01/02/2021		2,261	2,487
10.400% due 05/01/2018		5,155	5,748

			87,748

UTILITIES 3.2%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		4,389	4,897
CenturyLink, Inc.
7.600% due 09/15/2039		11,700	11,963
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,730	18,730

			35,590

Total Corporate Bonds & Notes (Cost $269,897)			304,072

MUNICIPAL BONDS & NOTES 12.2%
CALIFORNIA 5.8%
Los Angeles Community Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 2006
6.020% due 09/01/2021		6,480	6,789
Riverside County, California Economic Development Agency Tax Allocation Bonds, Series 2010
7.500% due 10/01/2030		3,425	3,809
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040		21,545	24,089
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		28,500	29,698

			64,385

FLORIDA 0.2%
Palm Beach County, Florida Revenue Bonds, Series 2013
5.000% due 11/01/2033	2,080	2,249

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	23,700	27,625

MASSACHUSETTS 0.0%
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	200	223

NEW JERSEY 0.1%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	900	684

NEW YORK 2.4%
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	25,000	26,300

OHIO 0.1%
Bowling Green State University, Ohio Revenue Bonds, (BABs), Series 2010
6.730% due 06/01/2039	1,240	1,416

PENNSYLVANIA 0.4%
Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, (AGM Insured), Series 1999
6.350% due 04/15/2028	3,400	3,961

TEXAS 0.7%
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
6.308% due 02/01/2037	550	625
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2010
8.125% due 02/15/2027	6,075	7,207

		7,832

Total Municipal Bonds & Notes (Cost $120,175)		134,675

U.S. GOVERNMENT AGENCIES 19.8%
Fannie Mae
2.500% due 10/25/2022 (a)	35,859	2,739
3.000% due 06/25/2028 - 01/25/2042 (a)	43,211	5,710
3.500% due 02/25/2033 - 01/25/2043 (a)	7,088	1,233
4.000% due 12/25/2042 - 01/25/2043 (a)	21,433	4,042
5.213% due 12/25/2042	1,011	812
5.214% due 07/25/2043	2,799	2,266
5.768% due 01/25/2043	4,257	3,408
5.945% due 07/25/2040 (a)	2,783	531
6.095% due 08/25/2041 (a)	14,135	2,645
6.445% due 04/25/2041 (a)	5,911	1,066
6.475% due 10/25/2039 (a)	26,400	4,159
6.495% due 03/25/2042 (a)	6,734	1,326
9.488% due 01/25/2042	6,043	6,207
Freddie Mac
0.428% due 11/25/2017 (a)	412,473	3,272
0.432% due 07/25/2023 (a)	413,307	10,072
2.223% due 05/25/2018 (a)	13,996	933
3.500% due 09/15/2032 - 12/15/2032 (a)	23,720	3,642
5.845% due 08/15/2042 (a)	8,472	1,483
6.045% due 05/15/2039 (a)	8,330	1,577
6.945% due 02/15/2034 (a)	4,921	732
8.970% due 07/15/2039	12,282	12,699
9.272% due 09/15/2043 - 12/15/2043	56,564	65,071
9.424% due 08/15/2044	11,000	12,987
10.236% due 03/15/2044	5,915	6,060
11.318% due 09/15/2043	10,569	11,049
11.585% due 02/15/2036 - 08/15/2043	22,355	23,860
11.587% due 04/15/2044	3,089	3,293
Ginnie Mae
3.000% due 12/20/2042 (a)	610	137
3.500% due 09/16/2041 - 05/20/2043 (a)	22,426	4,319
4.000% due 05/16/2042 (a)	3,512	562
5.845% due 02/16/2040 (a)	18,379	3,631
6.595% due 01/20/2042 (a)	4,368	742
8.593% due 08/20/2039	14,700	16,809

Total U.S. Government Agencies (Cost $217,032)		219,074

MORTGAGE-BACKED SECURITIES 50.0%
American Home Mortgage Assets Trust
0.385% due 09/25/2046 ^	337	14
6.250% due 06/25/2037	6,395	4,374
Banc of America Alternative Loan Trust
5.500% due 07/25/2033	12,460	13,063
6.000% due 01/25/2036	434	373
6.000% due 04/25/2036	6,729	5,849
Banc of America Funding Corp.
5.500% due 01/25/2036	804	838
6.000% due 03/25/2037 ^	8,825	7,507
6.000% due 07/25/2037 ^	1,203	924
6.000% due 08/25/2037 ^	12,284	11,142
BCAP LLC Trust
4.591% due 07/26/2037	1,698	110
5.333% due 03/26/2037	3,547	1,224
7.371% due 12/26/2036	8,635	7,751
13.106% due 10/26/2036	6,278	5,896
Bear Stearns ALT-A Trust
2.575% due 08/25/2036 ^	2,810	2,115
2.580% due 09/25/2035 ^	2,832	2,287
2.592% due 08/25/2046	8,642	6,389
2.627% due 11/25/2036	1,210	847
2.687% due 11/25/2034	822	731
4.904% due 09/25/2035	3,886	3,120
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	4,731	4,399
Chase Mortgage Finance Trust
2.509% due 12/25/2035 ^	43	40
6.000% due 02/25/2037 ^	3,711	3,334
6.000% due 03/25/2037 ^	823	745
6.000% due 07/25/2037 ^	3,074	2,685
Citicorp Mortgage Securities Trust
6.000% due 06/25/2036	5,175	5,403
Citigroup Mortgage Loan Trust, Inc.
5.354% due 04/25/2037	7,829	6,965
5.412% due 03/25/2037	2,438	2,364
CitiMortgage Alternative Loan Trust
5.750% due 04/25/2037	3,674	3,203
5.750% due 05/25/2037	15,112	13,427
6.000% due 01/25/2037	3,639	3,048
6.000% due 06/25/2037 ^	8,571	7,270
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037	3,803	3,001
Countrywide Alternative Loan Trust
4.664% due 06/25/2047	7,380	6,242
5.095% due 04/25/2037 (a)	43,654	5,819
5.250% due 05/25/2021 ^	43	40
5.500% due 03/25/2035	1,196	1,126
5.500% due 09/25/2035	9,804	9,030
5.500% due 03/25/2036	356	297
5.750% due 01/25/2035	1,392	1,429
5.750% due 02/25/2035	1,701	1,677
6.000% due 02/25/2035	1,331	1,430
6.000% due 04/25/2036	3,451	3,001
6.000% due 05/25/2036 ^	3,672	3,243
6.000% due 01/25/2037 ^	3,941	3,584
6.000% due 02/25/2037 ^	1,173	930
6.000% due 02/25/2037	4,161	3,544
6.000% due 04/25/2037	11,905	10,084
6.000% due 04/25/2037 ^	1,203	1,021
6.000% due 05/25/2037	4,930	4,075
6.000% due 08/25/2037	31,820	26,912
6.250% due 10/25/2036	4,912	4,506
6.250% due 12/25/2036 ^	5,893	4,963
6.500% due 08/25/2036 ^	1,562	1,172
6.500% due 09/25/2036 ^	861	765
6.500% due 12/25/2036	2,785	2,273
21.065% due 02/25/2036	3,980	5,090
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 10/25/2035	4,010	3,798
5.500% due 07/25/2037	1,609	1,455
5.750% due 12/25/2035 ^	914	871
5.750% due 03/25/2037 ^	5,783	5,367
5.750% due 06/25/2037 ^	2,306	2,150
6.000% due 04/25/2036 ^	1,301	1,248
6.000% due 05/25/2036 ^	340	320
6.000% due 02/25/2037	1,943	1,880
6.000% due 03/25/2037 ^	4,979	4,676
6.000% due 03/25/2037	2,370	2,249
6.000% due 04/25/2037 ^	559	521
6.250% due 09/25/2036	2,226	2,023

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 04/25/2036	3,559	3,072
6.000% due 02/25/2037 ^	3,718	3,375
6.000% due 06/25/2037 ^	4,427	4,038
6.500% due 10/25/2021	1,763	1,563
6.750% due 08/25/2036 ^	4,721	3,800
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036	2,637	2,148
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^	4,919	4,105
GSR Mortgage Loan Trust
2.589% due 03/25/2037 ^	5,998	5,211
4.858% due 11/25/2035 ^	4,164	3,880
5.005% due 11/25/2035	962	957
5.500% due 05/25/2036 ^	708	666
6.000% due 07/25/2037 ^	796	730
IndyMac Mortgage Loan Trust
4.597% due 08/25/2035 ^	6,059	5,108
6.500% due 07/25/2037	8,201	5,745
JPMorgan Alternative Loan Trust
6.310% due 08/25/2036	4,800	3,899
JPMorgan Mortgage Trust
2.534% due 01/25/2037	2,823	2,480
2.619% due 02/25/2036 ^	5,214	4,659
5.000% due 03/25/2037 ^	4,924	4,556
5.133% due 06/25/2036	2,234	2,021
5.195% due 10/25/2035	131	131
5.750% due 01/25/2036 ^	312	292
6.000% due 08/25/2037 ^	921	829
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	3,001	2,422
6.000% due 07/25/2037	721	659
28.572% due 11/25/2035 ^	730	1,050
MASTR Alternative Loan Trust
6.750% due 07/25/2036	6,012	4,352
Merrill Lynch Mortgage Investors Trust
2.767% due 03/25/2036 ^	5,810	4,047
Morgan Stanley Bank of America Merrill Lynch Trust
1.184% due 10/15/2046 (a)	284,492	15,440
Morgan Stanley Mortgage Loan Trust
4.987% due 05/25/2036	8,784	7,076
New Century Alternative Mortgage Loan Trust
6.310% due 07/25/2036 ^	18,713	13,148
RBSSP Resecuritization Trust
0.375% due 10/27/2036	3,609	317
0.395% due 08/27/2037	8,000	699
Residential Accredit Loans, Inc. Trust
0.335% due 06/25/2046	335	156
0.385% due 05/25/2037 ^	941	244
6.000% due 06/25/2036	2,161	1,765
6.000% due 06/25/2036 ^	1,735	1,417
6.000% due 08/25/2036 ^	7,313	5,966
6.000% due 09/25/2036 ^	5,715	4,148
6.000% due 12/25/2036 ^	3,165	2,508
6.000% due 03/25/2037	5,479	4,517
6.000% due 05/25/2037	4,686	3,859
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	794	673
6.000% due 02/25/2036	2,197	1,746
6.000% due 09/25/2036 ^	1,545	1,025
6.000% due 02/25/2037	3,433	2,756
6.000% due 03/25/2037 ^	4,717	3,665
6.000% due 05/25/2037 ^	6,191	5,546
6.250% due 09/25/2037 ^	6,985	5,131
Residential Funding Mortgage Securities, Inc. Trust
3.379% due 02/25/2037	5,947	4,787
6.000% due 01/25/2037 ^	5,752	5,349
6.250% due 08/25/2036 ^	3,605	3,300
Structured Adjustable Rate Mortgage Loan Trust
2.466% due 11/25/2036	9,365	7,665
4.921% due 03/25/2037	2,266	1,720
5.008% due 05/25/2036	8,155	6,826
5.047% due 01/25/2036 ^	12,942	10,002
5.146% due 07/25/2035 ^	5,884	5,189
5.357% due 07/25/2036 ^	2,856	2,526
Structured Asset Mortgage Investments Trust
0.275% due 08/25/2036	313	248
Suntrust Adjustable Rate Mortgage Loan Trust
2.695% due 02/25/2037 ^	1,367	1,197
2.715% due 04/25/2037 ^	1,789	1,533
6.007% due 02/25/2037	12,695	11,049
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	1,966	1,754
WaMu Mortgage Pass-Through Certificates Trust
2.049% due 12/25/2036 ^	895	792
2.056% due 06/25/2037	4,123	3,600

2.125% due 07/25/2037 ^	1,565	1,316
2.252% due 09/25/2036 ^	1,062	973
4.611% due 02/25/2037 ^	2,600	2,416
4.642% due 07/25/2037 ^	4,234	4,012
6.081% due 10/25/2036 ^	3,462	2,971
Washington Mutual Mortgage Pass-Through Certificates Trust
0.957% due 05/25/2047 ^	1,333	125
6.000% due 10/25/2035 ^	3,227	2,473
6.000% due 03/25/2036 ^	4,702	4,234
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	2,932	2,818
6.250% due 11/25/2037 ^	14,748	14,061
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 04/25/2036	797	773
2.615% due 08/25/2036	6,181	5,909
2.619% due 04/25/2036 ^	1,755	1,727
5.500% due 01/25/2036	7,933	7,726
6.000% due 07/25/2037 ^	1,703	1,690
6.000% due 08/25/2037	13,387	13,385
Wells Fargo-RBS Commercial Mortgage Trust
2.169% due 11/15/2044 (a)	22,242	2,119

Total Mortgage-Backed Securities (Cost $519,929)		553,111

ASSET-BACKED SECURITIES 5.6%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.505% due 03/25/2033	124	117
Countrywide Asset-Backed Certificates
5.293% due 10/25/2046 ^	7,255	6,291
Credit-Based Asset Servicing and Securitization LLC
4.251% due 12/25/2035 ^	322	309
Greenpoint Manufactured Housing
8.140% due 03/20/2030	3,661	3,765
8.300% due 10/15/2026	8,300	8,962
8.450% due 06/20/2031	5,596	5,463
GSAA Home Equity Trust
5.800% due 03/25/2037 ^	2,065	1,215
6.295% due 06/25/2036 ^	3,706	2,231
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.315% due 07/25/2037	4,258	2,629
JPMorgan Mortgage Acquisition Trust
5.374% due 11/25/2036	10,400	10,271
5.830% due 07/25/2036 ^	177	110
Lehman XS Trust
5.576% due 06/24/2046	6,650	5,278
Mid-State Trust
6.340% due 10/15/2036	2,931	3,097
8.330% due 04/01/2030	1,612	1,639
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^	2,035	1,520
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	12,082	6,994
7.238% due 09/25/2037	3,896	2,550

Total Asset-Backed Securities (Cost $59,440)		62,441

	SHARES
PREFERRED SECURITIES 9.5%
BANKING & FINANCE 6.9%
Citigroup Capital
7.875% due 10/30/2040	570,000	15,527
Farm Credit Bank of Texas
6.750% due 09/15/2023 (c)	180,000	19,012
10.000% due 12/15/2020 (c)	13,900	17,201
GMAC Capital Trust
8.125% due 02/15/2040	923,868	24,834

		76,574

INDUSTRIALS 0.1%
CoBank ACB
6.250% due 10/01/2022 (c)	10,000	1,041

UTILITIES 2.5%
Qwest Corp.
7.375% due 06/01/2051	1,050,000	27,460

Total Preferred Securities (Cost $100,765)		105,075

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.6%
REPURCHASE AGREEMENTS (d) 2.0%		22,147

U.S. TREASURY BILLS 0.6%
0.039% due 09/04/2014 - 02/05/2015 (b)(f)(h)	$6,130	6,130

Total Short-Term Instruments (Cost $28,277)		28,277

Total Investments in Securities (Cost $1,315,515)		1,406,725

Total Investments 127.2% (Cost $1,315,515)		$1,406,725
Financial Derivative Instruments (e)(g) 0.6% (Cost or Premiums, net $(5,383))		6,275
Preferred Shares (29.4%)		(325,000)
Other Assets and Liabilities, net 1.6%		17,853

Net Assets Applicable to Common Shareholders 100.0%		$1,105,853

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

Borrowings and Other Financing Transactions

(d)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.080%	08/29/2014	09/02/2014	$6,200	U.S. Treasury Notes 2.250% due 04/30/2021	$(6,369)	$6,200	$6,200
MSC	0.080%	08/29/2014	09/02/2014	12,700	U.S. Treasury Bonds 3.750% due 11/15/2043	(12,972)	12,700	12,700
SSB	0.000%	08/29/2014	09/02/2014	3,247	U.S. Treasury Notes 1.500% due 02/28/2019	(3,314)	3,247	3,247

Total Repurchase Agreements						$(22,655)	$22,147	$22,147

(1)	Includes accrued interest.

As of August 31, 2014, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings while outstanding during the period ended August 31, 2014 was $15,015 at a weighted average interest rate of 0.369%.

(e)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Credit Indices - Sell Protection (1)

						Variation Margin
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Asset	Liability
CDX.IG-22 5-Year Index	1.000%	06/20/2019	$84,200	$1,855	$492	$0	$0

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	3-Month USD-LIBOR	3.750%	09/17/2043		$385,000	$(52,384)	$(30,786)	$949	$0
Pay	3-Month USD-LIBOR	3.500%	06/19/2044		385,000	36,316	48,876	0	(879)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		209,200	(16,404)	(8,133)	524	0
Pay	28-Day MXN-TIIE	7.580%	04/05/2034	MXN	560,000	4,991	320	420	0

						$(27,481)	$10,277	$1,893	$(879)

Total Swap Agreements						$(25,626)	$10,769	$1,893	$(879)

(f)	Securities with an aggregate market value of $578 and cash of $21,285 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of August 31, 2014.

(g)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	09/2014	EUR	62		$83	$2	$0
	06/2015		503		684	21	0
	06/2016		1,430		1,958	56	0
	06/2016		$84	EUR	62	0	(1)
BPS	09/2014	EUR	6,875		$9,159	125	0
	06/2015		230		312	9	0
BRC	09/2014		3,621		4,844	86	0
	09/2014	GBP	25,380		43,111	976	0
	10/2014	EUR	97		128	0	0
	12/2014	MXN	15,001		1,137	0	(3)
	06/2015	EUR	289		393	12	0
	06/2015		$128	EUR	97	0	0
	06/2016	EUR	268		$369	12	0
CBK	09/2014		22		29	0	0
	09/2014		$16,075	EUR	11,960	0	(360)
	06/2015	EUR	247		$338	12	0
	06/2015		$29	EUR	22	0	0
DUB	06/2016	EUR	149		$204	6	0
FBF	04/2015		18,404		24,951	727	0
	06/2015		417		566	17	0
GLM	09/2014		1,590		2,102	13	0
	10/2014		$1,543	EUR	1,169	0	(7)
	06/2015		560		421	0	(5)
MSC	09/2014		42,103	GBP	25,380	32	0
	10/2014	GBP	25,380		$42,093	0	(32)
	06/2015	EUR	350		480	19	0
	06/2016		376		517	17	0
NAB	06/2015		292		397	13	0
	06/2016		818		1,123	35	0

Total Forward Foreign Currency Contracts						$2,190	$(408)

Swap Agreements:

Credit Default Swaps on Sovereign Issues - Sell Protection (1)

								Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at August 31, 2014 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Russia Government International Bond	1.000%	06/20/2019	2.531%	$12,500	$(762)	$(54)	$0	$(816)
CBK	China Government International Bond	1.000%	06/20/2019	0.650%	45,000	338	486	824	0
	Russia Government International Bond	1.000%	06/20/2019	2.531%	25,000	(1,496)	(136)	0	(1,632)
GST	Russia Government International Bond	1.000%	09/20/2016	2.138%	50,000	(1,013)	(34)	0	(1,047)
HUS	Russia Government International Bond	1.000%	06/20/2019	2.531%	12,500	(756)	(59)	0	(815)
JPM	Russia Government International Bond	1.000%	06/20/2019	2.531%	50,000	(3,422)	158	0	(3,264)

						$(7,111)	$361	$824	$(7,574)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

								Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation	Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.000%	10/16/2019	$986,200	$0	$2,751	$2,751	$0
NGF	Pay	3-Month USD-LIBOR	2.100%	09/04/2019	1,000,000	1,432	3,387	4,819	0
Pay		3-Month USD-LIBOR	2.000%	10/16/2019	953,300	296	2,363	2,659	0

						$1,728	$8,501	$10,229	$0

Total Swap Agreements						$(5,383)	$8,862	$11,053	$(7,574)

(h)	Securities with an aggregate market value of $5,552 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of August 31, 2014.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of August 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 08/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$170,775	$9,959	$180,734
Industrials	0	76,168	11,580	87,748
Utilities	0	30,693	4,897	35,590
Municipal Bonds & Notes
California	0	64,385	0	64,385
Florida	0	2,249	0	2,249
Illinois	0	27,625	0	27,625
Massachusetts	0	223	0	223
New Jersey	0	684	0	684
New York	0	26,300	0	26,300
Ohio	0	1,416	0	1,416
Pennsylvania	0	3,961	0	3,961
Texas	0	7,832	0	7,832
U.S. Government Agencies	0	206,087	12,987	219,074
Mortgage-Backed Securities	0	553,111	0	553,111
Asset-Backed Securities	0	62,441	0	62,441
Preferred Securities
Banking & Finance	40,361	36,213	0	76,574
Industrials	0	1,041	0	1,041
Utilities	27,460	0	0	27,460
Short-Term Instruments
Repurchase Agreements	0	22,147	0	22,147
U.S. Treasury Bills	0	6,130	0	6,130

Total Investments	$67,821	$1,299,481	$39,423	$1,406,725

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,893	0	1,893
Over the counter	0	13,243	0	13,243
	$0	$15,136	$0	$15,136

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(879)	0	(879)
Over the counter	0	(7,982)	0	(7,982)
	$0	$(8,861)	$0	$(8,861)

Totals	$67,821	$1,305,756	$39,423	$1,413,000

There were no significant transfers between Level 1 and 2 during the period ended August 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended August 31, 2014:

Category and Subcategory	Beginning Balance at 11/30/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 08/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 08/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$9,620	$0	$(140)	$3	$2	$474	$0	$0	$9,959	$0
Industrials	12,769	0	(2,697)	46	(59)	1,521	0	0	11,580	(25)
Utilities	0	0	0	0	0	0	4,897	0	4,897	0
U.S. Government Agencies	0	12,647	0	0	0	340	0	0	12,987	340

Totals	$22,389	$12,647	$(2,837)	$49	$(57)	$2,335	$4,897	$0	$39,423	$315

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 08/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$9,959	Benchmark Pricing	Base Price	103.79
Industrials	11,580	Third Party Vendor	Broker Quote	106.00 - 111.50
Utilities	4,897	Third Party Vendor	Broker Quote	111.55
U.S. Government Agencies	12,987	Benchmark Pricing	Base Price	114.97

Total	$39,423

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at August 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Directors (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2013, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of August 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
PIMCO Corporate & Income Opportunity Fund	$1,315,518	$96,852	$(5,645)	$91,207

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.
DUB	Deutsche Bank AG

Currency Abbreviations:
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
GBP	British Pound

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BABs	Build America Bonds

Item 2. Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

A separate certification for each principal executive officer and principal & accounting financial officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Opportunity Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow President, Principal Executive Officer

Date:	October 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow President, Principal Executive Officer

Date:	October 28, 2014

By:	/s/ William G. Galipeau
William G. Galipeau Treasurer, Principal Financial & Accounting Officer

Date:	October 28, 2014